UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 22, 2025

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 University Plaza	07601
Suite 100	(Zip Code)
Hackensack, NJ
(Address of principal executive offices)

Registrant’s telephone number, including area code 201-696-9345

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PLX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01      Entry into a Material Definitive Agreement

On August 22, 2025, Protalix BioTherapeutics, Inc., a Delaware corporation (the “Company”) entered into a letter agreement (the “Amendment”) amending that certain At The Market Offering Agreement, dated as of February 27, 2023, as amended as of March 17, 2025 (“Sales Agreement”), with H.C. Wainwright & Co., LLC, as the Company’s sales agent (the “Agent”), pursuant to which the Company may offer and sell from time to time shares of its common stock, $0.001 par value (“Common Stock”), to or through the Agent in an “at-the-market” equity offering program. The Amendment modifies the Sales Agreement to reflect the effectiveness of the Company’s new registration statement on Form S-3 (Registration No. 333-286802).

The foregoing description of the Amendment and the Sales Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Amendment, which is filed as Exhibit 1.1 hereto, to the full text of the Sales Agreement, which was filed as Exhibit 1.1 to our Current Report on Form 8-K dated February 27, 2023, and to the full text of the letter agreement, dated as of March 17, 2025, which was filed as Exhibit 1.1 to our Current Report on Form 8-K dated March 17, 2025, respectively, each incorporated by reference herein. In connection with the filing of the Amendment, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Mayer Brown LLP, with respect to the legality of the shares.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares of Common Stock, nor shall there be any sale of shares of Common Stock in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01      Financial Statements and Exhibits

Exhibit No.	Description
1.1	Letter Agreement, dated August 22, 2025, to the At the Market Offering Agreement, dated February 27, 2023, between the Company and H.C. Wainwright & Co., LLC
5.1	Opinion of Mayer Brown LLP
23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2025	PROTALIX BIOTHERAPEUTICS, INC.

	By:	/s/ Dror Bashan
		Name:	Dror Bashan
		Title:	President and Chief Executive Officer